SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON D.C. 20549

                                      FORM 8-K/A

                              Current Report Pursuant

                           To Section 13 or 15(d) of the

                          Securities Exchange Act of 1934


Date of report (Date of earliest event reported)             August 12, 1999
                                                            (August 11, 1999)

     Protection One, Inc.               Protection One Alarm Monitoring, Inc.
  (Exact Name of Registrant                  (Exact Name of Registrant
   as Specified in Charter)                   as Specified in Charter)

          Delaware                                   Delaware
 (State or Other Jurisdiction               (State or Other Jurisdiction
      of Incorporation)                          of Incorporation)

          0-247802                                   33-73002-1
  (Commission File Number)                    (Commission File Number)

         93-1063818                                  93-1065479
      (I.R.S. Employer                            (I.R.S. Employer
     Identification No.)                         Identification No.)

600 Corporate Pointe, 12th Floor            600 Corporate Pointe, 12th Floor
  Culver City, California 90230               Culver City, California 90230
 (Address of Principal Executive             (Address of Principal Executive
  Offices, Including Zip Code)                Offices, Including Zip Code)

        (310) 342-6300                              (310) 342-6300
 (Registrant's Telephone Number,             (Registrant's Telephone Number,
     Including Area Code)                        Including Area Code)

Item 5.  Other Events

     On August 12, 1999, Protection One, Inc. and Protection One Alarm Monitoring, Inc. filed a Form 8-K announcing a summary of Protection One Inc.'s results of operations for the quarter and six months ended June 30, 1999. In the Summary Income Statement, the Cost of revenues for monitoring and related services for three months ended June 30, 1998 was inadvertently reported as $22,682 (dollars in thousands). The amount should have been $24,682 (dollars in thousands). See the complete Summary Income Statement below.


                       Protection One and Subsidiaries
                         Summary Income Statement
       (Dollars in thousands, except per share and subscriber amounts)
                                      Three Months Ended June 30,
                                         1999          1998

Monitoring and related services        $127,818      $87,449
  Installation and other                 22,983        9,592
     Total revenues                     150,801       97,041
Cost of revenues:
  Monitoring and related services        30,169       24,682
  Installation and other                 11,713        6,798
     Total cost of revenues              41,882       31,480
        Gross profit                    108,919       65,561

Selling, general and administrative
   expense                               43,901       26,020
Acquisition and transition expense        6,767        6,032
Amortization of intangibles and
  depreciation expense                   44,947       27,833
    Operating income                     13,304        5,676

Other income / expense:
  Interest expense, net                  21,844        6,868
  Interest expense to Parent, net             -        6,899
  Other                                    (671)     (10,185)
    Income (loss) before income taxes    (7,869)       2,094
Income tax (expense) benefit                428       (2,292)
  Net income (loss) before
     extraordinary gain                 $(7,441)    $   (198)
Extraordinary gain, net of taxes             (-)       1,591
Net income (loss)                       $(7,441)    $  1,393

Net income (loss) per common share      $ (0.06)    $   0.01

Net loss before non-recurring charges   $(7,441)    $   (198)

Net loss before non-recurring charges
  per share                             $ (0.06)    $  (0.00)

                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Protection One, Inc.

Date:   August 13, 1999                  By:  /s/ Anthony D. Somma
                                               Anthony D. Somma
                                            Chief Financial Officer



                                         Protection One Alarm Monitoring, Inc.

Date:   August 13, 1999                  By:  /s/ Anthony D. Somma
                                               Anthony D. Somma
                                            Chief Financial Officer